Exhibit 10.21a

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT AND JOINDER AGREEMENT

This FIRST AMENDMENT AND JOINDER AGREEMENT, dated as of January 22, 2016 (“Amendment”), is entered into by and among Mako Solar, LLC, a Delaware limited liability company (“Borrower”), Silicon Valley Bank (“SVB”), Bank of America, N.A., in its capacity as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined in the Credit Agreement) (in such capacity, the “Collateral Agent”), each of the undersigned Guarantors, the undersigned Lenders and SolarCity Corporation, a Delaware corporation and the limited guarantor under the Credit Agreement (“Limited Guarantor”).

RECITALS

WHEREAS the  Borrower, the Lenders, and the Administrative Agent, among other parties, are parties to that certain Credit Agreement dated as of January 15, 2016 (the “Credit Agreement”) and other Loan Documents (as defined in the Credit Agreement);

WHEREAS SVB has agreed to join the Credit Agreement and to provide an additional Commitment in the aggregate amount of $[***] (the “SVB Commitment”);

WHEREAS SVB will provide the SVB Commitment as of the Effective Date (defined below);

WHEREAS, as of the Effective Date, (i) SVB will purchase from each of the existing Lenders, and the existing Lenders will sell and assign to SVB, such interests in the outstanding Loans, and (ii) the outstanding Commitments of the existing Lenders shall be simultaneously increased, in each case, as set forth in Schedule I attached to this Amendment and as shall be necessary in order that, after giving effect to all such purchases, sales, assignments and increases (collectively, the “Rebalancing Transactions”), the outstanding Loans will be held by the existing Lenders and SVB ratably in accordance with their respective Commitments (after giving effect to the addition of the SVB Commitment to the Commitments);

WHEREAS the Borrower has requested, and the Lenders have agreed, that SVB will join the Credit Agreement as a Lender pursuant to the terms and conditions set forth herein;

WHEREAS the Borrower has requested, and the Lenders have agreed, that the Credit Agreement be amended to, among other things, increase the Total Loan Commitment by the

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amount of the SVB Commitment and to reflect the terms and conditions under which the SVB Commitment is being made; and

WHEREAS the parties hereto are willing to amend the Credit Agreement pursuant to Section 10.01 thereof for the foregoing purposes;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.  Definitions.

Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

SECTION  2.  Effective Date.

This Amendment shall become effective as of the Effective Date (defined below) only upon satisfaction of each of the following conditions:

(i)the SVB shall have received all fee letters entered into in connection with this Amendment, which shall be duly executed;

(ii)payment by Borrower of all fees, costs and expenses of the Administrative Agent, the Lenders, and SVB, including reasonable attorney’s fees to the extent invoiced on or prior to the date which is one (1) Business Days prior to the date hereof, subject to the provisions of Section 10.04(a) of the Credit Agreement with respect to out-of-pocket fees, costs and expenses;

(iii)delivery to the Administrative Agent of counterparts of (x) this Amendment executed by each party hereto and (y) an Assignment and Assumption Agreement giving effect to the Rebalancing Transactions executed by each party thereto; and

(iv)delivery to each Lender and SVB of a Note, executed by the Borrower and in form and substance satisfactory to such Lender or SVB, as the case may be.

SECTION  3.  Amendments.

Subject to the terms and conditions of this Amendment, as of January 22, 2016 (the “Effective Date”), the Lenders, the Administrative Agent, the Collateral Agent, the Guarantors, the Limited Guarantor and the Borrower hereby agree to amend the Credit Agreement as follows:

(i)the cover page of the Credit Agreement is hereby deleted and the cover page attached as Exhibit A hereto is inserted in lieu thereof;

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(ii)the definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended to (A) delete the text “Section 2.2(c)” and insert “this Agreement” in lieu thereof and (B) delete the last sentence thereof and insert in lieu thereof the following text:

“The initial amount of each Lender’s Commitment (with respect to Bank of America, N.A. and KeyBank National Association, as of the Closing Date, and with respect to Silicon Valley Bank, as of the First Amendment Date, in each case, without giving effect to any Loans made or assigned on such date) is set forth in the column headed “Initial Commitment” on Schedule 2.01 hereto, or, thereafter, in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Commitment, as applicable.  The amount of each Lender’s Commitment as of the First Amendment Date (after giving effect to the assignment of Loans made on such date) is set forth in the column headed “Commitment Outstanding as of the First Amendment Date” on Schedule 2.01 hereto.”;

(iii)the definition of “Joint Lead Arranger” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Joint Lead Arranger” means each of KeyBank National Association, in its capacity as a joint lead arranger, and Silicon Valley Bank, in its capacity as a joint lead arranger.”;

(iv)the definition of “Proportionate Share” in Section 1.01 of the Credit Agreement is hereby amended to delete the last sentence thereof and insert in lieu thereof the following text:

“The Proportionate Share of each Lender as of the Closing Date and as of the First Amendment Date (after giving effect to the assignment of Loans made on such date) is set forth in Schedule 2.01 hereto, or, thereafter, in the Assignment and Assumption Agreement pursuant to which such Lender shall have assumed its Commitment, as applicable”;

(v)the definition of “Total Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended to delete the last sentence thereof and insert in lieu thereof the following text:

“The Total Loan Commitment (i) as of the Closing Date was One Hundred and Seventeen Million Dollars ($[***]), (ii) immediately prior to giving effect to the First Amendment was [***] ($[***]), and (iii) after giving effect to the First Amendment, was [***] ($[***]).”

(vi)Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in alphabetical order:

“First Amendment” means that certain First Amendment and Joinder Agreement, dated as of January 22, 2016, by and among the Borrower, the Administrative Agent, the Collateral Agent, the Limited Guarantor, the Guarantors and the Lenders.”; and

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“First Amendment Date” means January 22, 2016.”.

(vii)Section 2.01(a)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, to make one or more Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount on any Borrowing Date that will not result in the Loans made by such Lender on such Borrowing Date exceeding its Commitment.”

(viii)Section 2.01(a)(i)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, (x) there shall be no more than one (1) Borrowing per calendar month, (y) only one (1) Borrowing shall be permitted after June 30, 2016, and (z) the total principal amount of Borrowings on any Borrowing Date shall not exceed the Total Loan Commitment.”

(ix)Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, to make one or more Loans to the Borrower, from time to time during the Availability Period, in an aggregate principal amount on any Borrowing Date that will not result in the Loans made by such Lender on such Borrowing Date exceeding its Commitment.”

(x)Schedule 2.01 to the Credit Agreement is hereby deleted and Schedule 2.01 attached as Exhibit B hereto is inserted in lieu thereof.

SECTION  4.  Joinder.

By executing and delivering this Amendment, SVB hereby joins in the Credit Agreement and the CADA from and after the Effective Date as a Lender and agrees to be bound by all the terms and conditions therein and in the other Loan Documents and the Lenders and Administrative Agent hereby consent to such joinder.

SECTION  5.  Reaffirmation of the General Guaranty and Limited Guaranty.

(a)Each Guarantor, with respect to itself, hereby: (a) consents to this Amendment, (b) confirms that the General Guaranty is in full force and effect, (c) ratifies, confirms and reaffirms all of its Guaranteed Obligations under the General Guaranty and Section 13.11 of the Credit Agreement, and (d) agrees that the General Guaranty remains in full force and effect and shall and does continue to constitute the legal, valid and binding obligation of the Guarantor,

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enforceable against the Guarantor in accordance with the terms thereof and shall not be discharged or affected by this Amendment.

(b)The Limited Guarantor, with respect to itself, hereby: (a) consents to this Amendment, (b) confirms that the Limited Guaranty is in full force and effect, (c) ratifies, confirms and reaffirms all of its Limited Guaranteed Obligations under the Limited Guaranty, and (d) agrees that the Limited Guaranty remains in full force and effect and shall and does continue to constitute the legal, valid and binding obligation of the Limited Guarantor, enforceable against the Limited Guarantor in accordance with the terms thereof and shall not be discharged or affected by this Amendment.

SECTION  6.  Representations and Warranties of Borrower, Limited Guarantor and Guarantors.

(a)The Borrower, Limited Guarantor and each Guarantor hereby represents and warrants that this Amendment and the Credit Agreement as modified hereby constitute a legal, valid and binding obligation of it, enforceable against it in accordance with their respective terms except as may be limited by applicable Bankruptcy Laws, insolvency, moratorium, reorganization or other similar Laws affecting the enforcement of creditors’ rights generally and subject to general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(b)The Borrower and each Guarantor hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as modified by this Amendment, have been duly authorized by all necessary corporate or other organizational action and do not and will not (1) contravene the terms of its Organizational Documents, (2) materially conflict with or result in any material breach or material contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under any Project Document to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries; (3) conflict with or result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under any Customer Agreement, in each case to the extent the foregoing would reasonably be expected to have a Material Adverse Effect; (4) conflict with or result in any material breach or material contravention of any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (5) violate any Law the effect of which would be both material and adverse to the Lenders.

(c)The Limited Guarantor hereby represents that neither the execution nor delivery of this Amendment nor compliance with or fulfillment of the terms, conditions, and provisions hereof, conflicts with, results in a breach or violation of the terms, conditions, or provisions of, or constitutes a default, an event of default, or an event creating rights of acceleration, termination, or cancellation, or a loss of rights under (i) the organizational documents of the Limited Guarantor, (ii) any judgment, decree, order, contract, agreement, indenture, instrument, note, mortgage, lease, governmental permit, or other authorization, right, restriction, or obligation to which the Limited Guarantor is a party or any of its property is subject or by which

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Guarantor is bound, or (iii) any federal, state, or local Law, statute, ordinance, rule or regulation applicable to the Limited Guarantor.

(d)The Borrower and each Guarantor hereby represents and warrants that as of the date hereof, (1) no Default, Event of Default or Sweep Event has occurred and is continuing, (2) no Material Adverse Effect has occurred or is continuing since the Closing Date, and, to the Borrower’s Knowledge, no event or circumstance exists that could reasonably be expected to result in a Material Adverse Effect, (3) each secretary’s certificate delivered on the Closing Date remains true and correct in all respects as if each such certificate were made as of the date hereof, and (4) each representation and warranty of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document is true and correct in all material respects as of the date hereof (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date) other than those representations and warranties that are modified by materiality by their own terms, which shall be true and correct in all respects as of the date hereof (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all respects as of such earlier date).

SECTION  7.  Agreements of SVB.

SVB hereby: (i) agrees that it will enter into and effect the Rebalancing Transactions to which it is a party, and will execute and deliver any agreements or instruments necessary to effect the foregoing, including an Assignment and Assumption Agreement pursuant to the terms and conditions set forth in Section 10.06(b) of the Credit Agreement; (ii) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and under the Loan Documents and to become a Lender under the Credit Agreement and the other Loan Documents and (iii) acknowledges and confirms that it has received a copy of the Credit Agreement, each other Loan Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Loan Documents and to provide the SVB Commitment and any Loans made by SVB, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Secured Party, (iv) agrees that it will, independently and without reliance upon the Administrative Agent, the Borrower, or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document, (v) appoints and authorizes each Agent and the Depositary to take such action as agent on its behalf and to exercise such powers under the Credit Agreement or the other Loan Documents as are delegated to such Agent or the Depositary, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto and (vi) agrees that it will perform all of the obligations under the Loan Documents that by the terms of such Loan Documents are required to be performed by it as a Lender. SVB further confirms and agrees that in becoming a Lender and in making Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty, by any Secured Party.

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SVB further agrees to furnish to the Administrative Agent and, to the extent required by the Credit Agreement, the Borrower, no later than the Effective Date, an Administrative Questionnaire and any tax forms required under the Credit Agreement.

SECTION  8.  Agreement of Lenders and Administrative Agent.

Each of the Lenders hereby agrees that it will enter into and effect the Rebalancing Transactions to which it is a party, and will execute and deliver any agreements or instruments necessary to effect the foregoing, including an Assignment and Assumption Agreement pursuant to the terms and conditions set forth in Section 10.06(b) of the Credit Agreement. The Administrative Agent hereby agrees that it will provide its consent to the Rebalancing Transactions where necessary to effect such Rebalancing Transactions and will execute and deliver any agreements or instruments necessary to effect the foregoing.

SECTION  9.  Effect of Amendment.

Except as otherwise set forth herein, this Amendment shall not be deemed to modify any term, provision, or condition of the Credit Agreement or any other Loan Document, and the terms, provisions, and conditions of each of the Loan Documents, as modified hereby, are hereby reaffirmed, ratified, and confirmed by the Borrower, Administrative Agent, and Lenders. The Borrower acknowledges and agrees that the execution, delivery and performance of this Amendment by the Administrative Agent and the Lenders does not and shall not create (nor shall the Borrower rely upon the existence of or claim or assert that there exists) any obligation of the Lenders and Administrative Agent to consider or agree to any amendment of or waiver or consent with respect to any of the Loan Documents, or any other instrument or agreement to which the Administrative Agent or the Lenders is a party, and in the event that the Administrative Agent or the Lenders subsequently agree to consider any requested amendment or consent, or waiver, neither the existence of this Amendment, nor any other conduct of the Administrative Agent or the Lenders related hereto, shall be of any force or effect on the Administrative Agent’s or the Lenders’ consideration or decision with respect to any such requested amendment, or consent, or waiver, and the Administrative Agent and the Lenders shall not have any obligation whatsoever to consider or agree to any such amendment, or consent, or waiver.

SECTION  10.  General.

This Amendment shall be deemed a Loan Document. This Amendment shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interests securing the Obligations; (ii) waive or impair any rights, powers or remedies of the Lenders or the Administrative Agent under the Credit Agreement and the other Loan Documents; (iii) constitute an agreement by the Lenders or the Administrative Agent or require the Lenders or the Administrative Agent to extend the time for payment of any of the Obligations; or (iv) constitute a waiver of any right of the Lenders or the Administrative Agent to insist on strict compliance by the Borrower with each and every term, condition and covenant of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party in accordance therewith.

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SECTION  11.  Governing Law.

This Amendment shall be governed by the laws of the State of New York.

SECTION  12.  Severability.

Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under applicable Law.  If any provision is found to be invalid under applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

SECTION  13.  Counterparts; Electronic Signatures.

This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart thereof.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers or representatives hereunto duly authorized as of the date first written above.

MAKO SOLAR, LLC, as Borrower

By: /s/Lyndon Rive

Name:Lyndon Rive

Title:President

[***],

as a Guarantor

By: /s/Lyndon Rive

Name:Lyndon Rive

Title:President and Chief Executive Officer

[***],

as a Guarantor

By: /s/Lyndon Rive

Name:

Title:

[***],

as a Guarantor

By: /s/Lyndon Rive

Name:Lyndon Rive

Title:President

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MAKO SOLAR HOLDINGS, LLC,

as a Guarantor

By: /s/Lyndon Rive

Name:Lyndon Rive

Title:President

SOLARCITY CORPORATION,

as Limited Guarantor

By: /s/Lyndon Rive

Name:Lyndon Rive

Title:Chief Executive Officer

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BANK OF AMERICA, N.A.,

as a Lender

By: /s/Sheikh Omer-Farooq

Name:Sheikh Omer-Farooq

Title:Director

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By: /s/Benjamin C. Cooper

Name:Benjamin C. Cooper

Title:Vice President

SILICON VALLEY BANK,

as SVB

By: /s/Vince O’Hara

Name:Vince O’Hara

Title:Vice President

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BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By: /s/Mollie S. Canup

Name:Mollie S. Canup

Title:Vice President

[Signature Page to Amendment No. 1]

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Exhibit A

New Cover Page

(see attached)

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Execution Version

CREDIT AGREEMENT

Dated as of January 15, 2016

among

MAKO SOLAR, LLC,
a Delaware limited liability company,
as the Borrower,

MAKO SOLAR HOLDINGS, LLC,
a Delaware limited liability company,
as the Member and a Guarantor,

[***],
a Delaware limited liability company,
as a Borrower Subsidiary Party and a Guarantor,

[***],
a Delaware limited liability company,
as a Borrower Subsidiary Party and a Guarantor,

[***],
a Delaware limited liability company,
as a Borrower Subsidiary Party and a Guarantor,

SOLARCITY CORPORATION,
a Delaware corporation,
as the Limited Guarantor,

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

THE LENDERS PARTY HERETO FROM TIME TO TIME,

BANK OF AMERICA, N.A.,
as Mandated Lead Arranger and Sole Bookrunner,

Silicon Valley Bank,
as a Joint Lead Arranger

and

KeyBank National Association,
as a Joint Lead Arranger

Published CUSIP Number: 56088BAA0

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Exhibit B

New Schedule 2.01

(see attached)

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SCHEDULE 2.01

COMMITMENTS
AND PROPORTIONATE SHARES

Lender	Initial Commitment	Commitment Outstanding as of the First Amendment Date
Bank of America, N.A.	$[***]	$[***]
KeyBank National Association	$[***]	$[***]
Silicon Valley Bank	$[***]	$[***]

Total	$[***]	$[***]

Lender	Proportionate Share as of the Closing Date	Proportionate Share as of the First Amendment Date
Bank of America, N.A.	[***]%	[***]%
KeyBank National Association	[***]%	[***]%
Silicon Valley Bank	[***]%	[***]%

Total	[***]%	[***]%

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Schedule I

Rebalancing Transactions

	Prior to Rebalancing Transactions				After Rebalancing Transactions				Amount to be Assigned to SVB & Outstanding Commitment Increase Amount
Lender	Initial Commitment	Outstanding Commitment	Loans	Pro rata %	Initial Commitment	Outstanding Commitment	Loans	Pro rata %
Bank of America	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
KeyBank	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SVB	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Totals	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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